SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               RESOURCE CAPITAL TRUST I                                  RESOURCE BANKSHARES CORPORATION
(Exact Name of Registrant as Specified in its Charter)       (Exact Name of Registrant as Specified in its Charter)

                       Delaware                                                     Virginia
       (State of Incorporation or Organization)                     (State of Incorporation or Organization)

                      31-6614995                                                   54-1904386
          (I.R.S. Employer Identification No.)                         (I.R.S. Employer Identification No.)

          c/o Resource Bankshares Corporation
             3720 Virginia Beach Boulevard                                3720 Virginia Beach Boulevard
            Virginia Beach, Virginia 23452                               Virginia Beach, Virginia 23452
       (Address of Principal Executive Offices)                     (Address of Principal Executive Offices)

If this form relates to the registration of a class of     If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange Act   securities pursuant to Section 12(g) of the Exchange Act and
and is effective pursuant to General Instruction A.(c),    is effective pursuant to General Instruction A.(d), please
please check the following box.  [  ]                      check the following box.  [X]

Securities Act registration statement file number to which this form relates:

                                    333-70361 and 333-70361-01   (If applicable)
                                    --------------------------

        Securities to be registered pursuant to Section 12(b) of the Act:

     Title of Each Class                     Name of Each Exchange on Which
     to be so Registered                     Each Class is to be Registered

            none                                          none


        Securities to be registered pursuant to Section 12(g) of the Act:

                           $2.3125 Capital Securities
                (Liquidation Amount $25.00 per Capital Security)
                     and the Guarantee with respect thereto
                                (Title of Class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.      Description of Registrants' Securities to be Registered.

         This registration statement relates to the registration under Section 12(g) of the Securities Exchange Act of 1934, as amended, of the $2.3125 Capital Securities (Liquidation Amount $25.00 per Capital Security) of Resource Capital Trust I (the "Capital Securities"), a Delaware business trust (the "Trust"), and the guarantee with respect to the Capital Securities issued by Resource Bankshares Corporation (the "Guarantee"), a Virginia corporation (the "Company", and, together with the Trust, the "Registrants"). The descriptions of the Capital Securities and the Guarantee to be registered hereunder are set forth under the captions "Description of Capital Securities" and "Description of Guarantee", respectively, in the Prospectus filed by the Registrants with the Securities and Exchange Commission on March 4, 1999 pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended, and is hereby incorporated by reference. The Prospectus was filed in connection with the Registrants' Registration Statement on Form S-2, Registration Nos. 333-70361 and
333-70361-01, which was declared effective by the Commission on February 11, 1999.


Item 2.      Exhibits

             4.1 Certificate of Trust of the Trust, included as Exhibit 4.1 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-70361 and 333-70361-01, and
                      incorporated herein by reference.

             4.2 Trust Agreement of the Trust, included as Exhibit 4.2 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-70361 and 333-70361-01, and
                      incorporated herein by reference.

             4.3 Form of Amended and Restated Declaration of Trust of the Trust, included as Exhibit 4.3 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-70361 and 333-70361-01, and incorporated herein by reference.

             4.4      Form of Capital Security certificate,  included as Exhibit
                      4.5 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-70361 and 333-70361-01, and
                      incorporated herein by reference.

             4.5 Amended and Restated Articles of Incorporation of the Company, included as Exhibit 3.1 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 1, 1998, and incorporated herein by reference.

             4.6 Bylaws of the Company, included as Exhibit 3.2 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 1, 1998, and incorporated herein by reference.

             4.7 Form of Guarantee Agreement with respect to the Capital Securities, included as Exhibit 4.7 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-70361 and 333-70361-01, and incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       RESOURCE CAPITAL TRUST I




Date: May 27, 1999                     By: /s/ T. A. Grell, Jr.
                                           -------------------------------------
                                           T. A. Grell, Jr.
                                           Administrative Trustee



Date: May 27, 1999                     By: /s/ Harvard R. Birdsong
                                           -------------------------------------
                                           Harvard R. Birdsong
                                           Administrative Trustee


                                       RESOURCE BANKSHARES CORPORATION



Date: May 27, 1999                     By: /s/ Lawrence N. Smith
                                           -------------------------------------
                                           Lawrence N. Smith
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS


Exhibit No.                        Description

   4.1 Certificate of Trust of the Trust, included as Exhibit 4.1 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-70361 and 333-70361-01, and incorporated herein by reference.

   4.2 Trust Agreement of the Trust, included as Exhibit 4.2 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-70361 and 333-70361-01, and incorporated herein by reference.

   4.3 Form of Amended and Restated Declaration of Trust of the Trust, included as Exhibit 4.3 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-70361 and 333-70361-01, and incorporated herein by reference.

   4.4 Form of Capital Security certificate, included as Exhibit 4.5 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-70361 and 333-70361-01, and incorporated herein by reference.

   4.5 Amended and Restated Articles of Incorporation of the Company, included as Exhibit 3.1 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 1, 1998, and incorporated herein by reference.

   4.6 Bylaws of the Company, included as Exhibit 3.2 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 1, 1998, and incorporated herein by reference.

   4.7 Form of Guarantee Agreement with respect to the Capital Securities, included as Exhibit 4.7 to the Registrants' Registration Statement on Form S-2, Registration Nos. 333-70361 and 333-70361-01, and incorporated herein by reference.